UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2008

______________

GLOBALPAYNET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

______________

NEVADA	000-51769	98-0458087
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

701 Fifth Ave., Suite 4200, Seattle, WA 98104

(Address of Principal Executive Office) (Zip Code)

(206) 262-7533

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 17, 2008, Dr. Daniel J. Nicols was appointed to the Company’s Board of Directors. Dr. Nicols joined the board as an independent director. There is no arrangement or understanding between Dr. Nicols and any other person pursuant to which he was appointed as a director. Dr. Nicols has not been appointed to serve on any committee of the Board of Directors.  The Company does not currently compensate its directors for their services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALPAYNET HOLDINGS, INC.

Date: April 22, 2008	By:	/s/ Alain Ghiai
Alain Ghiai Chief Executive Officer, President

3